Exhibit 10.2

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Amended and Restated Five-Year Revolving Credit Agreement dated as of October 12, 2005 by and among UNITED STATIONERS SUPPLY CO. (the “Borrower”), UNITED STATIONERS INC., as a credit party (the “Parent”), the financial institutions from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to BANK ONE, NA (ILLINOIS)), in its capacity as administrative agent (the “Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 1 is dated as of November 10, 2006 (the “Amendment”).  Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  The undersigned acknowledge and agree that nothing in the Credit Agreement, the Amendment or any other Loan Document shall be deemed to require the consent of the Agent or any Lender to any future amendment or other modification to the Credit Agreement or any Loan Document.  Each of the undersigned reaffirms the terms and conditions of the Guaranty, the Security Agreement, the Intellectual Property Security Agreements and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  November 10, 2006

LAGASSE, INC.		UNITED STATIONERS FINANCIAL SERVICES LLC

By:	/s/ Brian S. Cooper	By:	/s/ Brian S. Cooper
Name:	Brian S. Cooper	Name:	Brian S. Cooper
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

UNITED STATIONERS SUPPLY CO.		UNITED STATIONERS TECHNOLOGY SERVICES LLC

By:	/s/ Brian S. Cooper	By:	/s/ Brian S. Cooper
Name:	Brian S. Cooper	Name:	Brian S. Cooper
Title:	Senior Vice President and Treasurer	Title:	Vice President and Treasurer